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    SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUSES DATED MARCH 2, 2009 OF
                       SELIGMAN GLOBAL FUND SERIES, INC.,
  ON BEHALF OF ITS SELIGMAN EMERGING MARKETS FUND, SELIGMAN GLOBAL GROWTH FUND, SELIGMAN GLOBAL SMALLER COMPANIES FUND AND SELIGMAN INTERNATIONAL GROWTH FUND
        (EACH, A "SELIGMAN FUND" AND COLLECTIVELY, THE "SELIGMAN FUNDS")

On June 2, 2009, each Seligman Fund convened a special meeting of shareholders (the "Meeting"). Each Seligman Fund other than Seligman Global Smaller Companies Fund (each, a "Selling Fund") held the Meeting to approve the merger of the Selling Fund into its respective Buying Fund (each, a "Buying Fund").

Each Seligman Fund also held the Meeting to vote on a policy authorizing RiverSource Investments, LLC, the Seligman Funds' investment adviser, with the approval of the Seligman Funds' Board of Directors (the "Board"), to retain and replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval (each, a "Manager of Managers Proposal"). The approval of each Manager of Managers Proposal will eliminate the need for shareholder meetings and related proxy solicitation if the Board determines that such retention, replacement or modification is appropriate, thereby reducing associated costs and delays.

At the Meeting, shareholders of Seligman International Growth Fund on April 3, 2009 approved the merger of this Selling Fund into RiverSource Partners International Select Growth Fund, a fund that seeks to provide shareholders with long-term capital growth. It is anticipated that the merger of Seligman International Growth Fund into RiverSource Partners International Select Growth Fund will occur in the third quarter of 2009. Shareholders of Seligman International Growth Fund also approved the Manager of Managers Proposal at the Meeting.

Also at the Meeting shareholders of Seligman Global Smaller Companies Fund on April 3, 2009 approved the Manager of Managers Proposal.

Because there were insufficient votes at the Meeting to approve (i) the merger of Seligman Emerging Markets Fund and Seligman Global Growth Fund into its respective Buying Fund and (ii) the Manager of Managers Proposal in respect of Seligman Emerging Markets Fund and Seligman Global Growth Fund, the Chairman of the Board adjourned the Meeting with respect to each of these Seligman Funds to 11:00 a.m. CDT on June 29, 2009 (the "Adjourned Meeting") at the offices of Ameriprise Financial, Inc., Ameriprise Financial Center, 707 2nd Ave. South Minneapolis, Minnesota 55474. The adjournments will provide additional time for the solicitation of proxies to approve the mergers of Seligman Emerging Markets Fund and Seligman Global Growth Fund into its respective Buying Fund and the Manager of Managers Proposal in respect of Seligman Emerging Markets Fund and Seligman Global Growth Fund.

The proposed mergers to be voted on at the Adjourned Meeting are as follows:
(see next page)

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
                                 TO BE MERGED INTO THE BUYING FUND NAMED BELOW
SELLING FUND:                    (TOGETHER, THE "BUYING FUNDS"):
-------------                    -----------------------------------------------
SELIGMAN EMERGING MARKETS FUND   THREADNEEDLE EMERGING MARKETS FUND, a fund that
                                 seeks to provide shareholders with long-term
                                 capital growth.

SELIGMAN GLOBAL GROWTH FUND      THREADNEEDLE GLOBAL EQUITY FUND, a fund that
                                 seeks to provide shareholders with long-term
                                 capital growth.

If shareholders approve these mergers at the Adjourned Meeting, it is anticipated that the mergers will occur in the third quarter of 2009.

For more information about the Buying Funds, please call 1-888-791-3380 for a prospectus.

Shareholders of Seligman Emerging Markets Fund and Seligman Global Growth Fund of record on April 3, 2009 are entitled to vote at the Adjourned Meeting based on the number of shares they own in the Seligman Fund irrespective of which class they own.